EXHIBIT 25

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                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305 (b) (2)

                        ---------------------------

                   Bank of Tokyo-Mitsubishi Trust Company
            (Exact name of trustee as specified in its charter)


New York                                                 13-5643426
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

1251 Avenue of the Americas                              10020
(Address of principal executive office)                  (Zip Code)


                        ---------------------------


                       MMCA Auto Receivables Trust II
            (Exact name of obligor as specified in its charter)


Delaware                                                  41-2049902
(State of other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


6363 Katella Avenue
Cypress, CA                                               90630-5205
 (Address of principal executive offices)                 (Zip Code)


                       ----------------------------

                         ...% Asset Backed Notes...
                    (Title of the indenture securities)

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1.       General information. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                Address
                  ----                                -------

         Superintendent of Banks             2 Rector Street, New York,
         of the State of New York            N.Y. 10006, and Albany, N.Y. 12203

         Federal Reserve Bank                33 Liberty Plaza, New York, N.Y.
         of New York                         10045

         Federal Deposit Insurance           Washington, D.C.  20429
         Corporation

         (b)   Whether it is authorized to exercise corporate trust powers.

         Yes

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Attached herewith pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10 (d).

         1. A copy of the Organization Certificate of Bank of Tokyo-Mitsubishi Trust Company as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.*

         4. A copy of the existing By-laws of the Trustee is attached hereto and made a part hereof.*

         6. The consent of the Trustee required by Section 321(b) of the Act is annexed hereto as and made a part hereof.*

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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         *     Exhibit previously filed with the Securities and Exchange
               commission with Requisition No.333-32937 and incorporated herein by reference thereto.


                                 SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, Bank of Tokyo-Mitsubishi Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of September, 2002.

                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                       By: /s/ Fred M. Galarraga
                                           ---------------------------------
                                           Name:  Fred M. Galarraga
                                           Title: Trust Officer

                                 EXHIBIT 6

                      Language for Item 6 of Form T-1


                  Bank of Tokyo-Mitsubishi Trust Company hereby consents to the furnishing of reports of examinations by federal, state, territorial or district authorities to the Securities and Exchange Commission
("Commission") upon the Commission's request.